Exhibit 10.11
STOCKHOLDER AGREEMENT
     THIS STOCKHOLDER AGREEMENT (this “Stockholder Agreement”) is entered into as of [_____________], 2009, by and between Viasystems Group, Inc., a Delaware corporation (the “Company”), and VG Holdings, LLC, a Delaware limited liability company (the “Stockholder”).
     WHEREAS, the Stockholder owns [___ shares or ___%] (the “Acquired Shares”) of Common Stock (as defined below), which were acquired by the Stockholder pursuant to the terms of the recapitalization effected in accordance with that certain Recapitalization Agreement, dated as of October 6, 2009, by and among the Company and the members of the Stockholder;
     WHEREAS, this Stockholder Agreement is being entered into contemporaneously with the consummation of the merger of Maple Acquisition Corp. (“Merger Sub”), a wholly owned subsidiary of the Company, with and into Merix Corporation (“Merix”) pursuant to the terms of that certain Agreement and Plan of Merger, dated as of October 6, 2009, by and among the Company, Merger Sub, and Merix (the “Merger”).
     NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE 1
DEFINITIONS
     SECTION 1.01. Definitions.
     (a) The following terms, as used herein, have the following meanings:
     “Affiliate” means with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such first Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.
     “Board” means the board of directors of the Company.
     “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.
     “Common Stock” means the Company’s authorized shares of common stock, par value $0.01 per share, and any stock into which such common stock may hereafter be converted, changed or reclassified.

     “Common Stock Equivalents” means, without duplication, any rights, warrants, options, convertible securities or exchangeable securities, in each case, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock, whether at the time of issuance, upon the passage of time, or the occurrence of some future event.
     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Person” means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
     “Public Float” means all outstanding shares of Common Stock other than shares of Common Stock held, as of the applicable determination date, by (i) the Stockholder and (ii) any Person holding in excess of 10% of the outstanding Common Stock, which shares were issued to such Person by the Company as consideration in connection with the Company’s acquisition of a corporation, limited liability company, partnership or other entity or organization.
     “Registrable Securities” means at any time the Common Stock owned by the Stockholder, whether owned on the date hereof or acquired hereafter; provided, however, that Registrable Securities shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or (ii) which have been sold pursuant to Rule 144 (as defined below).
     “Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities in a registered public offering, including all (i) registration and filing fees, and all fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including, without limitation, reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including, without limitation, the expenses associated with the delivery by independent certified public accountants of any comfort letters to be provided pursuant to Article 5 hereof), (vii) fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and out-of-pocket expenses of one firm of counsel to the Stockholder selected by the Stockholder, (ix) fees and expenses in connection with any review by the National Association of Securities Dealers (the “NASD”) of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter” or other independent appraiser participating in any offering pursuant to section 3 of Schedule E to the Bylaws of the NASD, including the fees and expenses of any counsel thereto, (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’, registrars’, stock custodians’ and DTC fees and expenses, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken pursuant to Article 5 hereof in connection with the registration, marketing or selling of Registrable Securities, and (xiv) fees and expenses in connection with obtaining customary ratings of Registrable Securities, including expenses relating to any presentations to rating agencies.
     “Rule 144” means Rule 144 (or any successor provisions) under the Securities Act.
     “SEC” means the United States Securities and Exchange Commission.
     “Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     “Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by the Company or one or more Subsidiaries of the Company or by the Company and one or more of its Subsidiaries.
     “Transfer” means, with respect to any Common Stock, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, encumber, hypothecate or otherwise transfer such Common Stock or any participation or interest therein, whether directly or indirectly, or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, encumbrance, hypothecation or other transfer of such Common Stock or any participation or interest therein or any agreement or commitment to do any of the foregoing.
     (b) Other Definitional and Interpretive Matters. Unless otherwise expressly provided, for purposes of this Stockholder Agreement, the following rules of interpretation shall apply:
     Calculation of Time Period. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Stockholder Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.
     Dollars. Any reference in this Stockholder Agreement to $ shall mean U.S. dollars.
     Headings. The division of this Stockholder Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Stockholder Agreement. All references in this Stockholder Agreement to any “Section” are to the corresponding Section of this Stockholder Agreement unless otherwise specified.
     Herein. The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Stockholder Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.
ARTICLE 2
COMPOSITION OF THE BOARD
     SECTION 2.01. Stockholder Designees. The Stockholder shall have the right to designate: (i) five (5) individuals to serve on the Board for so long as the Stockholder owns not less than 50.00% of the Common Stock held by the Stockholder on the date hereof, (ii) four (4) individuals to serve on the Board for so long as the Stockholder owns not less than 40.00% of the Common Stock held by the Stockholder on the date hereof, (iii) three (3) individuals to serve on the Board for so long as the Stockholder owns not less than 33.33% of the Common Stock held by the Stockholder on the date hereof, (iv) two (2) individuals to serve on the Board for so long as the Stockholder owns not less than 20% of the Common Stock held by the Stockholder on the date hereof, (v) one (1) individual to serve on the Board for so long as the Stockholder owns not less than 10% of the Common Stock held by the Stockholder on the date hereof and (vi) no individuals to serve on the Board if the Stockholder owns less than 10% of the Common Stock held by the Stockholder on the date hereof (in each instance, such designated individuals, the “Stockholder Designees”).
     SECTION 2.02. Initial Board Composition. Upon the consummation of the Merger, the Board shall be comprised of twelve (12) directors, five (5) of whom shall be the initial Stockholder Designees identified by the Stockholder to the Company.
     SECTION 2.03. Stockholder Meetings. Subject to applicable law, for so long as the Stockholder owns not less than 10% of the then outstanding Common Stock, the Company shall use its commercially reasonable efforts to cause the election of the Stockholder Designees at each meeting of the stockholders of the Company at which directors are to be elected, and the Company shall use its commercially reasonable efforts to cause the reelection of the Stockholder Designees at each meeting of the Company’s stockholders at which any Stockholder Designee’s term as a director will expire.

Commercially reasonable efforts under this Section 2.03 shall include the solicitation of proxies in favor of the election of each Stockholder Designee, it being understood that efforts consistent with those used for other members of the slate of nominees recommended by the Board shall be deemed reasonable.
     SECTION 2.04. Vacancies. If, prior to his or her election to the Board pursuant to this Article 2, any Stockholder Designee shall be unable or unwilling to serve as a director of the Company, then the Stockholder shall be entitled to nominate a replacement who shall then be a Stockholder Designee for purposes of this Article 2. If, following an election or appointment to the Board pursuant to this Article 2, any Stockholder Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his or her term as a director of the Company, then the Stockholder shall, within 30 days of such event, notify the Board in writing of a replacement Stockholder Designee, and the Company and the Board shall take such action as necessary to cause such replacement Stockholder Designee to be appointed to the Board and each applicable committee thereof to fill the unexpired term of the Stockholder Designee who such new Stockholder Designee is replacing.
     SECTION 2.05. Designee Information. The Stockholder shall provide the Company with all information required under Regulation 14A and Schedule 14A under the Exchange Act with respect to the Stockholder Designees.
     SECTION 2.06. No Limitations. The provisions of this Article 2 are in addition to and shall not limit any rights that the Stockholder may have as a holder or beneficial owner of the Common Stock as a matter of law with respect to the election of directors or otherwise.
ARTICLE 3
RESTRICTIONS ON TRANSFER
     SECTION 3.01. General Restrictions on Transfer.
     (a) The Stockholder understands and agrees that the Acquired Shares have not been registered under the Securities Act and are restricted securities under the Securities Act and the rules and regulations promulgated thereunder. The Stockholder agrees it shall not Transfer any of the Acquired Shares (or solicit any offers in respect of any Transfer of the Acquired Shares), except in compliance with the Securities Act, any other applicable securities or “blue sky” laws and the restrictions on Transfer contained in this Stockholder Agreement.
     (b) The Stockholder agrees that it will not, during the period commencing on the day of the consummation of the Merger and ending one hundred eighty (180) days after the day of the closing of the Merger (i) Transfer any of the Acquired Shares, including, without limitation, pursuant to the registration rights set forth in Article 5 hereof, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Acquired Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of such Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (1) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the closing of the Merger, (2) transfers of the Acquired Shares or any security convertible into the Acquired Shares as a bona fide gift or gifts, (3) transfers of the Acquired Shares or any security convertible into the Acquired Shares to affiliates, and (4) distributions of the Acquired Shares or any security convertible into the Acquired Shares to direct or indirect limited partners, stockholders or members of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (2), (3) or (4), (A) each donee, transferee or distributee shall execute and deliver to the Company a letter agreement whereby such donee, transferee or distribute agrees to be bound by the same restrictions on the Stockholder as set forth in this Section 3.01(b) and (B) if any filing by any party (donor, donee, transferor or transferee) under Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on Form 5 made after the expiration of the 180-day period referred to above), such party shall provide to the Company a copy of such filing at least three (3) Business Days prior to filing. The Stockholder agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Acquired Shares except in compliance with the foregoing restrictions.
     (c) Any attempt to Transfer any Common Stock not in compliance with this Stockholder Agreement shall be null and void, and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company’s records to such purported Transfer.
     SECTION 3.02. Legends.
     (a) Each certificate evidencing the Acquired Shares shall bear a legend in substantially the following form:
          “THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREIGN OR STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN A STOCKHOLDER AGREEMENT, A COPY OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE COMPANY OR ANY SUCCESSOR THERETO.”
     (b) Notwithstanding the foregoing provisions of this Article 3, the restrictions imposed by Section 3.01(a) upon the transferability of the Acquired Shares relating to securities laws (and the legends relating thereto) shall terminate as to any Company Security (i) when and so long as such Company Security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such

Company Security may be transferred without registration under the Securities Act and that such legend may be removed. Whenever the securities law restrictions referred to in Section 3.01(a) shall terminate as to any Company Security, the Stockholder shall be entitled to receive from the Company, at the Company’s expense, a new Company Security not bearing the legend relating to securities law transfer restrictions.
ARTICLE 4
PRIMARY OFFERING REQUEST
          If after June 30, 2012, the Public Float of the Common Stock has not increased by 100% of the Public Float existing immediately following the consummation of the Merger, then the Stockholder may request in writing that the Company file a registration statement on Form S-1 or Form S-3 (or any successor form thereto), as applicable, to effect a primary underwritten public offering of shares of Common Stock (“Primary Offering Request”) as soon as practicable, but in no event later than forty-five (45) days after the Company’s receipt of the Primary Offering Request; provided, however, that the Company shall not be obligated to initiate such offering unless a majority of the independent members of the Board determine, after consultation with an underwriter of recognized international standing, that such offering is in the best interest of the Company. The independent members of the Board shall so notify the Stockholder of its decision regarding the Primary Offering Request within thirty (30) days of the Company’s receipt of the Primary Offering Request.
ARTICLE 5
REGISTRATION RIGHTS
     SECTION 5.01. Demand Registration.
     (a) At any time after one hundred eighty (180) days after the consummation of the Merger, if the Company shall receive a written request from the Stockholder that the Company effect the registration under the Securities Act of all or any portion of the Stockholder’s Registrable Securities (a “Demand Registration”), and specifying the intended method of disposition thereof, then the Company shall use its commercially reasonable efforts, consistent with the terms of this Stockholder Agreement, to effect, as expeditiously as possible, the registration under the Securities Act of all Registrable Securities for which the Stockholder has requested registration under this Section 5.01; provided that, subject to Section 5.01(d) hereof, the Company shall not be obligated to effect more than three Demand Registrations (other than short-form registrations on Form S-3 and provided that no Demand Registration shall be made within one hundred eighty (180) days of a prior Demand Registration).
     (b) At any time prior to the effective date of the registration statement relating to such registration, the Stockholder may revoke such request by providing a notice to the Company revoking such request.

     (c) The Company shall be liable for and pay all Registration Expenses in connection with each Demand Registration, regardless of whether such registration is effected.
     (d) A Demand Registration shall not be deemed to have occurred:
     (i) unless the registration statement relating thereto (A) has become effective under the Securities Act and (B) has remained effective for a period of at least one hundred twenty (120) days (or such shorter period in which all Registrable Securities of the Stockholder included in such registration have actually been sold thereunder), provided that such registration statement shall not be considered a Demand Registration if, after such registration statement becomes effective, (1) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and (2) less than 75% of the Registrable Securities included in such registration statement have been sold thereunder; or
     (ii) if the Demand Maximum Offering Size (as defined below) is reduced in accordance with Section 5.01(e) such that less than 75% of the Registrable Securities of the Stockholder sought to be included in such registration are included.
     (e) If a Demand Registration involves an underwritten public offering and the managing underwriter advises the Company and the Stockholder that, in its view, the number of shares that the Stockholder and the Company propose to include in such registration exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Demand Maximum Offering Size”), the Company shall include in such registration, in the priority listed below, up to the Demand Maximum Offering Size:
     (i) first, all Registrable Securities requested to be registered by the Stockholder; and
     (ii) second, all shares of Common Stock proposed to be registered by the Company.
     (f) The Company may defer the filing (but not the preparation) of a registration statement required by Section 5.01 until a date not later than ninety (90) days after the date which is thirty (30) days after the request to file such registration statement if (i) at the time the Company receives the request to register shares, the Company or any of its Subsidiaries are engaged in confidential negotiations or other confidential business activities (or the Board determines that the Company is at such time otherwise in possession of material non-public information with respect to the Company), disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders, or (ii) prior to receiving the request to register shares, the Board had determined to effect a registered underwritten public offering of the Company’s securities for the Company’s account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 5.01(f) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated (or such material non-public information has been publicly disclosed by the Company), or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company’s account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 5.01(f), the Company shall promptly (but in any event within ten (10) days), upon determining to seek such deferral, deliver to the Stockholder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 5.01(f) and (unless the Stockholder had previously requested in writing that the Company not disclose to it such information under this paragraph) a general statement of the reason for such deferral and an approximation of the anticipated delay. The Company may defer the filing of a particular registration statement pursuant to this Section 5.01(f) only once in any 360-day period.
     SECTION 5.02. Piggyback Registration.
     (a) If the Company proposes to register any Common Stock under the Securities Act (other than pursuant to a Demand Registration and other than a registration on Form S-4 in connection with a direct or indirect acquisition by the Company of another Person or a registration on a Form S-8), the Company shall at each such time give prompt written notice at least twenty (20) Business Days prior to the anticipated filing date of the registration statement relating to such registration to the Stockholder, which notice shall offer the Stockholder the opportunity to include in such registration statement all or any portion of the Registrable Securities held by the Stockholder (a “Piggyback Registration”), subject to the limitations set forth herein. Upon the request of the Stockholder made within fifteen (15) days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be registered by the Stockholder), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Stockholder, to the extent required to permit the disposition of the Registrable Securities so to be registered, provided that if such registration involves an underwritten public offering, the Stockholder must sell its Registrable Securities to the underwriters selected as provided in Section 5.05(f) on the same terms and conditions as apply to the Company or any other selling stockholders; provided, however, that the Stockholder shall not be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) the Stockholder’s ownership of its Registrable Securities to be transferred free and clear of all liens, claims and encumbrances, (ii) the Stockholder’s power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested; and provided further, that the liability of the Stockholder to indemnify pursuant to any underwriting arrangements shall be limited to the net amount received by the Stockholder from the sale of its Registrable Securities pursuant to such registration. If, at any time after giving notice pursuant to this Section 5.02(a) of its intention to register any shares and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such shares, the Company shall give notice to the Stockholder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 5.02 shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section 5.01. The Company shall be liable for and pay all Registration Expenses in connection with each Piggyback Registration, regardless of whether such registration is effected.
     (b) If a Piggyback Registration involves an underwritten public offering (other than any Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 5.01(e) shall apply) and the managing underwriter advises the Company that, in its view, the number of shares that the Company and selling stockholders propose to include in such registration exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Piggyback Maximum Offering Size”), the Company shall include in such registration, in the following priority, up to the Piggyback Maximum Offering Size:
     (i) first, such number of shares proposed to be registered for the account of the Company, if any, as would not cause the offering to exceed the Piggyback Maximum Offering Size, and
     (ii) second, all Registrable Securities requested to be included in such registration by the Stockholder pursuant to Section 5.02.
     SECTION 5.03. Registrations on Form S-3. If the Stockholder requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3), or any similar short-form registration statement, for a public offering of Registrable Securities, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, then the Company, in each such case, shall, as soon as practicable, use its commercially reasonable efforts, consistent with the terms of this Stockholder Agreement, to cause such Registrable Securities held by the Stockholder to be registered on such form for the offering; provided, that the Company shall not be obligated to effect more than two such registrations in a calendar year. The Company will use its commercially reasonable efforts, consistent with the terms of this Stockholder Agreement, to qualify for and remain eligible to use Form S-3 registration or a similar short-form registration.

     SECTION 5.04. Lock-Up Agreements. Unless the lead managing underwriters otherwise agree, the Company and the Stockholder agree (and the Company agrees, in connection with any underwritten registration, to use its commercially reasonable efforts to cause its Affiliates to agree) not to effect any public sale or private offer or distribution of any Common Stock or Common Stock Equivalents during the ten (10) Business Days prior to the effectiveness under the Securities Act of any underwritten registration and during such time period after the effectiveness under the Securities Act of any underwritten registration (not to exceed one hundred eighty (180) days) (except, if applicable, as part of such underwritten registration) as the Company and the managing underwriters may agree. Notwithstanding the foregoing, this Section 5.04 shall not apply unless all then officers and directors of the Company, and all stockholders of the Company who own Common Stock representing 10% or more of the then outstanding Common Stock of the Company, enter into similar agreements.
     SECTION 5.05. Registration Procedures. Whenever the Stockholder requests that any Registrable Securities be registered pursuant to Section 5.01, 5.02, or 5.03 hereof, subject to the provisions of such Sections, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and, in connection with any such request:
     (a) The Company shall as expeditiously as possible prepare and file with the SEC a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than one hundred eighty (180) days (or such shorter period in which all of the Registrable Securities of the Stockholder included in such registration statement shall have actually been sold thereunder); provided, however, that (i) such 180-day period shall be extended for a period of time equal to the period the Stockholder refrains from selling any securities included in such registration at the request of an underwriter and (ii) in the case of any registration of Registrable Securities pursuant to Section 5.03 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold.
     (b) Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company shall, if requested, furnish to the Stockholder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company shall furnish to the Stockholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as the Stockholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Stockholder.
     (c) After the filing of the registration statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the Stockholder set forth in such registration statement or supplement to such prospectus and (iii) promptly notify the Stockholder of any stop order issued or threatened by the SEC or any state securities commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.
     (d) The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Stockholder reasonably (in light of the Stockholder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Stockholder to consummate the disposition of the Registrable Securities in accordance with the intended methods of disposition; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.05(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.
     (e) The Company shall immediately notify the Stockholder at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the occurrence of an event or other circumstance requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly prepare and make available to the Stockholder and file with the SEC any such supplement or amendment.
     (f) Except for a Demand Registration, the Board shall have the right to select the underwriter or underwriters in connection with any public offering. In connection with the offering of Registrable Securities pursuant to a Demand Registration, the Stockholder shall select the underwriter or underwriters, provided that such selection shall be subject to the consent of the Board, which consent shall not be unreasonably withheld. In connection with any underwritten public offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form), provided that such agreements are consistent with this Stockholder Agreement, and take all such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such public offering, including (if necessary) the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the NASD. The Stockholder shall also enter into such agreement, provided that the terms of any such agreement are consistent with this Stockholder Agreement and provided that the scope of the indemnity contained in such underwriting agreement is not more extensive in any material respect than the indemnity described in Section 5.07 hereof.
     (g) Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company shall make available for inspection by the Stockholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Company pursuant to this Section 5.05 and any attorney, accountant or other professional retained by the Stockholder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement; provided that the Company shall not be required to provide any information under this subparagraph if the Company determines in good faith, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is otherwise required by law. The Stockholder agrees that information obtained by it as a result of such inspections shall not be used by it or its Affiliates as the basis for any market transactions in Common Stock unless and until such information is made generally available to the public (not in violation of any confidentiality agreement by which they are bound), and further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.
     (h) The Company shall cause to be furnished to the Stockholder and to each underwriter, if any, a signed counterpart, addressed to the Stockholder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions of counsel or comfort letters, as the case may be, as the Stockholder or the managing underwriter therefor reasonably requests.

     (i) The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its stockholders, as soon as reasonably practicable, an earnings statement or such other document that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.
     (j) The Company may require the Stockholder, by written notice given to the Stockholder not less than ten (10) days prior to the filing date of such registration statement, to promptly, and in any event within ten (10) days after receipt of such notice, furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time request and such other information as may be legally required in connection with such registration.
     (k) The Stockholder agrees, upon receipt of any written notice from the Company of the occurrence of any event or other circumstance requiring the preparation of a supplement or amendment of a prospectus relating to the Registrable Securities covered by a registration statement that is required to be delivered under the Securities Act so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or to make the statements therein not misleading, the Stockholder shall (i) forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Stockholder’s receipt of the copies of a supplemented or amended prospectus, and (ii) if so directed by the Company, the Stockholder shall deliver to the Company all copies, other than any permanent file copies then in the Stockholder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 5.05(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.05(e) hereof to the date when the Company shall make available to the Stockholder a prospectus supplemented or amended to conform with the requirements of Section 5.05(e) hereof.
     (l) The Company shall use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded, and if none of the Registrable Securities are so listed, on any securities exchange or quotations system on which similar securities issued by the Company are then listed, and if no Common Stock are listed, on any national securities exchange or on NASDAQ.
     (m) The Company shall have appropriate officers of the Company (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other reasonable actions to obtain ratings for any Registrable Securities and (iii) otherwise use their commercially reasonable efforts to cooperate as requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

     SECTION 5.06. Indemnification by the Company. The Company agrees to indemnify and hold harmless the Stockholder, the Stockholder’s officers, directors, employees, managers, members, partners and agents, and each Person, if any, who controls any such Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (“Damages”) caused by, based upon, arising out of, resulting from or relating to any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by the Stockholder or on the Stockholder’s behalf expressly for use therein, provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any Damages result from (a) the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting such Damages at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such current prospectus (or such amended or supplemented prospectus, as the case may be) to the Stockholder prior to such confirmation and it was the responsibility of the Stockholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such Damages, or (b) transactions by the Stockholder in violation of Section 5.05(k)(i) hereof.
     SECTION 5.07. Indemnification by the Stockholder. The Stockholder agrees to indemnify and hold harmless from and against all Damages the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (i) with respect to information furnished in writing to the Company by the Stockholder or on the Stockholder’s behalf expressly for use in such registration statement or prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or any related preliminary prospectus or (ii) to the extent that any Damages result from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such Damages at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of the Stockholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was provided by the Company to the Stockholder prior to such confirmation and would have cured the defect giving rise to such Damages. As a condition to including Registrable Securities in any registration statement filed in accordance with Article 5 hereof, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities. The Stockholder shall not be liable under this Section 5.07 for any Damages in excess of the net proceeds realized by the Stockholder in the sale of the Registrable Securities to which such Damages relate.
     SECTION 5.08. Conduct of Indemnification Proceedings. If any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 5, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses, provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party shall have agreed to the retention of such counsel at its expense or (ii) in the reasonable judgment of outside counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for the Indemnified Party, and that all such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against all indemnified Damages (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party, no Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.
     SECTION 5.09. Contribution. If the indemnification provided for in this Article 5 is unavailable to the Indemnified Parties or insufficient in respect of any Damages (other than by reason of the exceptions provided herein), then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages, as between the Company on the one hand and the Stockholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Stockholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Stockholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Company and the Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 5.09 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.09, the Stockholder shall not be required to contribute any amount in excess of the amount by which the net proceeds realized by the Stockholder in the sale of Registrable Securities of the Stockholder to which such Damages relate exceeds the amount of any Damages that the Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     SECTION 5.10. Subsequent Registration Rights. The Company shall not enter into any agreement with respect to any Common Stock that grants or provides holders of such Common Stock with registration rights that have terms more favorable than the registration rights granted to the Stockholder in this Stockholder Agreement unless similar rights are granted to the Stockholder in this Stockholder Agreement.
     SECTION 5.11. Rule 144; Etc. The Company agrees to use its commercially reasonable efforts, consistent with the terms of this Stockholder Agreement, to (a) make and keep public information available, as those terms are defined in Rule 144, at all times after the date (if any) that the Company becomes subject to the periodic reporting requirements of Section 13 or 15 under the Exchange Act, and (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act at any time after it has become subject to such reporting requirements.

ARTICLE 6
CONCURRENT INDEMNIFICATION
     The Company agrees that in the event that any member, manager, officer or employee of the Stockholder (each, a “Concurrently Indemnified Party”) is employed, retained or otherwise associated with, or appointed or nominated by, the Company or any of its Subsidiaries and acts or serves as an officer, director, employee, consultant, fiduciary, advisor or agent of, for or to the Company or any of its Subsidiaries, as applicable, the Company shall be primarily liable for all indemnification obligations or advancement of expenses in connection with such indemnification afforded to such Concurrently Indemnified Party acting in such capacity or capacities on behalf or at the request of the Company or any of its Subsidiaries, as applicable. Notwithstanding the fact that the Stockholder may have concurrent liability to a Concurrently Indemnified Party with respect to indemnification or advancements, the Company hereby agrees that in no event shall the Company have any right or claim against the Stockholder or any of its Affiliates for contribution or have rights of subrogation against the Stockholder or any of its Affiliates through a Concurrently Indemnified Party for any payment made by the Company with respect to indemnification or advancements. In addition, the Company hereby agrees that in the event that the Stockholder or any of its Affiliates pays or advances a Concurrently Indemnified Party any amount with respect to indemnification or advancements, the Company shall promptly reimburse the Stockholder or its Affiliates, as applicable, for such payment or advance upon request.
ARTICLE 7
MISCELLANEOUS
     SECTION 7.01. Binding Effect; Assignability; Benefit.
     (a) This Stockholder Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns; provided that rights granted to the Stockholder hereunder may only be assigned in connection with a Transfer of Common Stock in accordance with the terms of this Stockholder Agreement that is specifically approved in advance in writing by the Company and provided further that rights granted pursuant to Article 2 hereof are only assignable with the prior specific written consent of the Company in connection with a Transfer of Common Stock by such assignor to the purported assignee. Any purported assignment not in accordance with this Stockholder Agreement shall be null and void. If the Stockholder ceases to beneficially own any Common Stock, the Stockholder shall cease to be bound by, and no longer entitled to the benefits of, the terms hereof (other than (i) the provisions of Sections 5.06, 5.07, 5.08, 5.09 and Article 6 applicable to the Stockholder with respect to any offering of Registrable Securities completed before the date the Stockholder ceased to own any Common Stock and (ii) Article 7).
     (b) Nothing in this Stockholder Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, Indemnified Parties under

Sections 5.06, 5.07, 5.08 and 5.09, and Concurrently Indemnified Parties under Article 6, any rights, remedies, obligations or liabilities under or by reason of this Stockholder Agreement.
     SECTION 7.02. Notices. All notices, requests and other communications to any party shall be in writing and shall be delivered in person, sent by reputable overnight courier service, or sent by facsimile transmission, if to the Company, to:
Viasystems Group, Inc.
101 South Hanley Road, Suite 400
St. Louis, Missouri 63105
Attention: General Counsel
Facsimile: 314-746-2251
with a copy to:
Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Attention: R. Scott Cohen
Facsimile: 214-746-7777
if to the Stockholder, to:
Hicks, Muse, Tate & Furst Equity Fund III, LP
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention: Edward Herring
Facsimile: 214-720-7888
with a copy to:
Hicks, Muse, Tate & Furst Equity Fund III, LP
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention: David W. Knickel
Facsimile: 214-720-7888
or, in each case, at such other address or fax number as such party may hereafter specify for the purpose of notices hereunder by written notice to the other parties hereto. All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt. Any notice, request or other written communication sent by facsimile transmission shall be confirmed by personal delivery or by reputable overnight courier, made within two (2) Business Days after the date of such facsimile transmissions.
     SECTION 7.03. Waiver; Amendment; Termination.
     (a) Except as otherwise provided herein, no failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege. No provision of this Stockholder Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. Except as otherwise provided herein, no provision of this Stockholder Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company and the Stockholder.
     (b) This Stockholder Agreement shall terminate on the tenth (10th) anniversary of the date of this Stockholder Agreement; provided that, in any such case, the provisions of Sections 5.06, 5.07, 5.08, 5.09 and Article 6 applicable to the Stockholder with respect to any offering of Registrable Securities completed before such termination and this Article 7 shall survive such termination.
     SECTION 7.04. Fees and Expenses. Each party shall pay its own costs and expenses incurred in connection with the preparation and execution of this Stockholder Agreement, or any amendment or waiver hereof, and (except as otherwise provided herein) the transactions contemplated hereby and all matters related hereto. In any action or proceeding brought to enforce any provision of this Stockholder Agreement, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.
     SECTION 7.05. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial; Etc. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that state. All actions and proceedings arising out of or relating to this Stockholder Agreement shall be heard and determined in the Chancery Court of the State of Delaware or any federal court sitting in the City of New York, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each party hereto irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such party at its address specified pursuant to Section 7.02 hereof. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Nothing in this paragraph shall affect the right of any party hereto to serve legal process in any other manner permitted by applicable law. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of New York or Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any person or entity other than the parties hereto. Each of the parties hereto hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or related to this Stockholder Agreement.
     SECTION 7.06. Specific Enforcement; Cumulative Remedies. The parties hereto acknowledge that money damages may not be an adequate remedy for violations of this Stockholder Agreement and that any party, in addition to any other rights and remedies which the parties may have hereunder or at law or in equity, may, in his, her or its sole discretion, apply to a court of competent jurisdiction for specific performance or injunction or such other relief as such court may deem just and proper in order to enforce this Stockholder Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief. All rights, powers and remedies provided under this Stockholder Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, powers or remedies by such party.
     SECTION 7.07. Entire Agreement. This Stockholder Agreement and any documents referred to herein constitute the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto, or between any of them, with respect to the subject matter hereof and thereof.
     SECTION 7.08. Severability. If any term, provision, covenant or restriction of this Stockholder Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Stockholder Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties shall negotiate in good faith to modify this Stockholder Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
     SECTION 7.09. Counterparts; Effectiveness. This Stockholder Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Stockholder Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

VIASYSTEMS GROUP, INC.
By:
Name:
Title:

VG HOLDINGS, LLC
By:
Name:
Title:

Signature Page to
Stockholder Agreement